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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 2, 2005

                        CINCINNATI FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                 Ohio                    0-4604            31-0746871
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     (State or other jurisdiction     (Commission       (I.R.S. Employer
           of incorporation)          File Number)     Identification No.)

         6200 S. Gilmore Road, Fairfield, Ohio            45014-5141
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       (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code    (513) 870-2000


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 2, 2005, Cincinnati Financial Corporation issued the attached news release titled "CINCINNATI FINANCIAL CORPORATION REPORTS RECORD 2004 RESULTS." The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.

In accordance with general instruction B.2 of Form 8-K, the information furnished in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

         Exhibit 99.1 - News release dated February 2, 2005, "Cincinnati Financial Corporation Reports Record 2004 Results."

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CINCINNATI FINANCIAL CORPORATION
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Date February 2, 2005

                                           By:  /s/ Kenneth W. Stecher
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                                                Kenneth W. Stecher
                                                Chief Financial Officer,
                                                Senior Vice President,
                                                Secretary and Treasurer
                                                (Principal Accounting Officer)